                                      EXHIBIT 10(e), Page 1 of 20


                  NORFOLK SOUTHERN CORPORATION
                    LONG-TERM INCENTIVE PLAN

             AS AMENDED EFFECTIVE NOVEMBER 24, 1998



SECTION 1. PURPOSE
---------  -------
The purpose of the Long-Term Incentive Plan, as amended (the "Plan"), is to promote the success of Norfolk Southern Corporation (the "Corporation") and to provide an opportunity for officers and other key employees of the Corporation and its Subsidiary Companies (as hereinafter defined) to acquire or increase a proprietary interest in the Corporation and thereby to provide an additional incentive to officers and other key employees to devote their maximum efforts and skills to the advancement, betterment, and prosperity of the Corporation and its shareholders. The Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, performance share units, performance shares, and shares of the Corporation's common stock (restricted pursuant to the provisions of Section 9 of the Plan), in accordance with the terms and conditions set forth below.


SECTION 2. DEFINITIONS
---------  -----------
The terms used herein shall have the following meanings unless otherwise specified or unless a different meaning is clearly required by the context:

Award Any one or more of the following: Incentive Stock Option; Non-Qualified Stock Option; Stock Appreciation Right; Restricted Shares; Performance Share Units; and Performance Shares.

Beneficiary         The person or persons designated in
                    writing by the Participant as his Beneficiary in respect of Awards or, in the absence of such a designation or if the designated person or persons predecease the Participant, the person or persons who shall acquire the Participant's rights in respect of Awards by bequest or inheritance in accordance with the applicable laws of descent and distribution.
                    In order to be effective, a Participant's designation of a Beneficiary must be on file with the Corporation before the Participant's death. Any such designation may be revoked

                                      EXHIBIT 10(e), Page 2 of 20


                    and a new designation substituted therefor by the Participant at any time before his death without the consent of the previously designated Beneficiary.

Board of Directors  The Board of Directors of the Corporation.

Code The Internal Revenue Code of 1986, as amended from time to time.

Committee           The Compensation and Nominating Committee of
                    the Board of Directors.

Common Stock        The Common Stock of the Corporation.

Disability          A disability that enables the Participant to
                    be eligible for and receive a disability benefit under the Long-Term Disability Plan of the Corporation or a long-term disability plan of a Subsidiary Company (whichever is applicable), as amended from time to time.

Exercise Gain       With respect to a Stock Appreciation Right,
Shares              all of the shares of Common Stock received
                    upon exercise of the Stock Appreciation
                    Right.

                    With respect to an Option, the portion of the shares of Common Stock received upon exercise of the Option equal to the excess of the Fair Market Value, as of the exercise date, over the Option price, multiplied by the number of shares purchased under the Option on the exercise date, divided by such Fair Market Value, and rounded down to the nearest whole number of shares.

Fair Market Value   The value of Common Stock on a particular
                    date as measured by the mean of the high and low prices at which it is traded on such date as reported in the Composite Transactions for such date by "The Wall Street Journal," or, if Common Stock was not traded on such date, on the next preceding day on which Common
                    Stock was traded.

Incentive Stock     An Option that complies with the terms and
Option              conditions set forth in Section 422(b) of the
                    Code and is designated by the Committee as an Incentive Stock Option.

                                      EXHIBIT 10(e), Page 3 of 20


Non-Qualified       An Option granted under the Plan other than an
Stock Option        Incentive Stock Option.

Option Any option to purchase Common Stock granted pursuant to the provisions of Section 6 or
                    Section 7 of the Plan.

Optionee            A Participant who is the holder of an Option.

Participant         Any officer or key employee of the
                    Corporation or a Subsidiary Company selected by the Committee to participate in the Plan.

Performance Cycle   The period of time, designated by the
                    Committee, over which Performance Shares may be earned.

Performance         Shares of Common Stock granted pursuant to
Shares              Section 10 of the Plan, which may be made
                    subject to the restrictions and other terms and conditions prescribed in Section 11 of the Plan.

Performance Share   Contingent rights to receive Performance
Units               Shares pursuant to Section 10 of the Plan.


Restricted Shares   Shares of Common Stock granted pursuant to
                    Section 9 of the Plan and subject to the restrictions and other terms and conditions set forth therein.

Restriction Period  A period of time not less than twenty-four
                    (24) nor more than sixty (60) months, to be determined within those limits by the Committee in its sole discretion, commencing on the date as of which Restricted Shares are granted, during which the restrictions imposed by paragraph (b) of Section 9 of the Plan shall apply. The Committee shall determine the length of the Restriction Period at the time that the Restricted Shares are granted.

Retirement          Retirement from the Corporation or a
                    Subsidiary Company pursuant to the provisions of the Retirement Plan of the Corporation or a

                                      EXHIBIT 10(e), Page 4 of 20


                    retirement plan of a Subsidiary Company
                    (whichever is applicable), as amended from time to time.

Share Retention     An agreement entered into pursuant to
Agreement           Section 11 of the Plan.

Stock Appreciation  The right, granted pursuant to the provisions
Right of Section 8 of the Plan, to receive a payment equal to the excess of the Fair Market Value of Common Stock over the Option price of such Common Stock, as specified in Section 8 of the Plan.

Subsidiary Company  A corporation of which at least
                    eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote is owned, directly or indirectly, by the Corporation.


SECTION 3. ADMINISTRATION
---------  --------------
The Plan shall be administered by the Committee, which, subject to the limitations set forth herein, shall have the full and complete authority and sole discretion from time to time to construe and interpret the Plan; to select the officers and other key employees who shall be granted Awards under the Plan; to determine the type, size, terms, and conditions of the Award or Awards to be granted to each such Participant; to authorize the grant of such Awards pursuant to the Plan; to give a Participant an election to surrender an Award in exchange for the grant of a new Award; to adopt, amend and rescind rules and regulations relating to the Plan; and to make all other determinations and take all other action it may deem necessary or advisable for the implementation and administration of the Plan. The Committee may authorize the grant of more than one type of Award, and Awards subject to differing terms and conditions, to any eligible employee. The Committee's decision to authorize the grant of an Award to an employee at any time shall not require the Committee to authorize the grant of an Award to that employee at any other time or to any other employee at any time; nor shall its determination with respect to the size, type, or terms and conditions of the Award to be granted to an employee at any time require it to authorize the grant of an Award of the same type or size or with the same terms and conditions to that employee at any other time or to any other employee at any time. The

                                      EXHIBIT 10(e), Page 5 of 20


Committee shall not be precluded from authorizing the grant of an Award to any eligible employee solely because the employee previously may have been granted an Award of any kind under the Plan.

All determinations of the Committee shall be by a majority of its members and shall be final, conclusive and binding. Each member of the Committee, while serving as such, shall be considered to be acting in his capacity as a director of the Corporation, and no member of the Committee shall be liable for any action taken or decision made in good faith with respect to the implementation or administration of the Plan.


SECTION 4. ELIGIBILITY
---------  -----------
To be eligible for selection by the Committee to participate in the Plan, an individual must be a full-time salaried officer or key employee of the Corporation, or of a Subsidiary Company, on the date on which the Committee authorizes the grant to such individual of an Award. A director of the Corporation shall not be eligible to participate in the Plan unless he is a full-time salaried officer of the Corporation or a Subsidiary Company.


SECTION 5. SHARES AVAILABLE
---------  ----------------
Subject to the provisions of Section 13 of the Plan, no more than an aggregate of 39,878,604 shares of Common Stock may be issued pursuant to the Plan. Such shares shall be provided from shares of Common Stock authorized but not issued. Any shares of Common Stock which were subject to an Option, a Stock Appreciation Right, or a Performance Share Unit, and which were not issued prior to the expiration of the Award shall thereafter again be available for award under the Plan. Upon the forfeiture of any Restricted Shares, the forfeited shares of Common Stock shall thereafter be available for award under the Plan.
Notwithstanding any other provision to the contrary, no Participant may be awarded a grant in any one year, which, when added to any other grant of Options, Restricted Shares, and Performance Share Units in the same year, shall exceed 750,000 shares of Common Stock. If an Option is canceled, the canceled Option continues to count against the maximum number of shares for which Options may be granted to a Participant in any year.

                                      EXHIBIT 10(e), Page 6 of 20


SECTION 6. INCENTIVE STOCK OPTIONS
---------  -----------------------
(a)  General
     -------
     The Committee may authorize the grant of Incentive Stock Options subject to the terms and conditions set forth in this Section 6. The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement between the Corporation and the Optionee, setting forth the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby and the terms, conditions, and restrictions applicable thereto. The issuance of shares of Common Stock pursuant to an Incentive Stock Option also shall be subject to the provisions of any Share Retention Agreement that may be required by the Committee under Section 11 of the Plan.

(b)  Option Price
     ------------
     The Committee shall determine the Option price for each share of Common Stock purchased under an Option, but, subject to the provisions of Section 13 of the Plan, in no event shall the Option price be less than one-hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Option is granted.

(c)  Duration of Options
     -------------------
     The Committee shall fix the term or duration of Options, provided that such term shall not exceed ten (10) years from the date the Option is granted, and that such term shall be subject to earlier termination pursuant to the provisions of paragraph (g) of this Section 6 or paragraph (e) of
     Section 8 of the Plan.

(d)  Non-Transferability of Options
     ------------------------------
     Options are not transferable other than by will or the applicable laws of descent and distribution following the death of the Optionee. Options may be exercised during the lifetime of the Optionee only by him, and following his death only by his Beneficiary.

                                      EXHIBIT 10(e), Page 7 of 20


(e)  Exercise of Options
     -------------------
     The Committee shall determine the time or times at which Options may be exercised; provided that such time or times shall not occur before the latest of:

     (i) the first anniversary of the date on which the Option was granted;

     (ii) approval of the Plan, as hereby amended, by the stockholders of the Corporation in the manner provided under Section 15(a) of the Plan; and

     (iii) the effectiveness of any registration statement required to be filed under the Securities Act of 1933 for the registration of the Common Stock to be issued upon exercise of the Option.

(f)  Payment of Option Price
     -----------------------
     The purchase price of Common Stock upon exercise of an Option shall be paid in full to the Corporation at the time of the exercise of the Option in cash or, at the discretion of the Committee and subject to any limitations or requirements that the Committee may adopt, by the surrender to the Corporation of shares of previously acquired Common Stock, which have been held by the Optionee for at least twelve (12) months and which shall be valued at Fair Market Value on the date that the Option is exercised, or, at the discretion of the Committee, by a combination of cash and such Common Stock.

(g)  Termination of Options
     ----------------------
     No Option shall be exercisable after it expires.  Each
     Option shall expire upon the earliest of:

     (i) the expiration of the term for which the Option was granted;

     (ii) (A) Except as otherwise provided by the Committee, in the case of an Optionee whose employment with the Corporation or a Subsidiary Company is terminated due to Retirement, Disability or death, the expiration of thirty-six (36) months after such termination of employment, or

                                      EXHIBIT 10(e), Page 8 of 20


           (B) in the case of an Optionee whose employment with the Corporation or a Subsidiary Company is terminated for any reason other than Retirement, Disability, or death, at the close of business on the last day of active service by the Optionee with the Corporation or a Subsidiary Company; or

     (iii) with the Optionee's consent, the grant of a new Award to replace the Option.

(h)  Limitation on Exercisability
     ----------------------------
     The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options (granted on or after January 1, 1987) are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.

(i)  Order of Exercise
     -----------------
     An Incentive Stock Option granted prior to January 1, 1987, shall not be exercisable while there is outstanding any Incentive Stock Option which was granted to the Optionee before the grant of the first-mentioned Incentive Stock Option. For this purpose, an Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires in accordance with paragraph (c) of this Section 6.

As used in paragraphs (h) and (i) of this Section 6, the term Incentive Stock Option shall mean an option to purchase stock which is granted pursuant to the provisions of this Plan or of any other plan of the Corporation or of a parent or subsidiary corporation (as defined by Section 424(f) of the Code) and which complies with the terms and conditions set forth in
Section 422(b) of the Code.


SECTION 7. NON-QUALIFIED STOCK OPTIONS
---------  ---------------------------
The Committee may authorize the grant of Non-Qualified Stock Options subject to the terms and conditions specified in this
Section 7. The grant of a Non-Qualified Stock Option shall be evidenced by a written Non-Qualified Stock Option Agreement between the Corporation and the Optionee, setting forth the number of shares of Common Stock subject to the Non-Qualified Stock Option evidenced thereby and the terms, conditions, and restrictions applicable thereto. Non-Qualified Stock Options

                                      EXHIBIT 10(e), Page 9 of 20


granted pursuant to the provisions of this Section 7 shall be subject to the terms, conditions, and restrictions set forth in paragraphs (b) and (d) through (g) of Section 6 of the Plan. The limitations set forth in paragraphs (c), (h) and (i) of Section 6 of the Plan shall not apply to Non-Qualified Stock Options. The issuance of shares of Common Stock pursuant to a Non-Qualified Stock Option also shall be subject to the provisions of any Share Retention Agreement that may be required by the Committee under
Section 11 of the Plan.


SECTION 8. STOCK APPRECIATION RIGHTS
---------  -------------------------
(a)  General
     -------
     The Committee may grant a Stock Appreciation Right to a Participant in connection with an Option, or portion thereof as determined by the Committee, subject to the terms and conditions set forth in this Section 8. The Stock Appreciation Right may be granted at the time of grant of the related Option and shall be subject to the same terms and conditions as the related Option, except as this
     Section 8 may otherwise provide. The grant of a Stock Appreciation Right shall be evidenced either by provisions in the Option agreement evidencing the related Option or by a written Stock Appreciation Right Agreement between the Corporation and the Optionee, identifying the related Option, specifying the number of shares of Common Stock subject thereto, and setting forth the terms and conditions applicable to the Stock Appreciation Right.

(b)  Exercise
     --------
     A Stock Appreciation Right shall be exercisable only at such time or times, to such extent, and by such persons, as the Option to which it relates shall be exercisable; provided that:

     (i) if the Committee determines that all or part of a payment in respect of a Stock Appreciation Right shall be made in cash, the Stock Appreciation Right shall not be exercised before the expiration of one (1) year from the date on which it was granted; provided, however, that this subparagraph (i) shall not apply if the death or Disability of the Optionee occurs within one (1) year after the grant of the Stock Appreciation Right;

                                     EXHIBIT 10(e), Page 10 of 20


     (ii) if the Committee determines that all or part of a payment in respect of a Stock Appreciation Right shall be made in cash, such exercise may occur only on a day that is at least three (3) and no more than twelve (12) business days after the date on which the Corporation first made publicly available its most recent regular quarterly or annual financial statements; and

     (iii) a Stock Appreciation Right granted in connection with an Incentive Stock Option may not be exercised on any date on which the Fair Market Value of a share of Common Stock is less than or equal to the Option price per share under the related Incentive Stock Option.

     A Stock Appreciation Right shall be exercised by surrendering the related Option, or the portion thereof pertaining to the shares with respect to which the Stock Appreciation Right is exercised, and providing the Corporation with a written notice in such form and containing such information (including the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised) as the Committee may specify. The date on which the Corporation receives such notice shall be the date on which the related Option, or portion thereof, shall be deemed surrendered and the Stock Appreciation Right shall be deemed exercised.

(c)  Payment
     -------
     Upon exercise of a Stock Appreciation Right in the manner provided in paragraph (b) of this Section 8, the Optionee shall be entitled to receive Exercise Gain Shares equal to the number of shares of Common Stock that have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Option price per share of the related Option, multiplied by the number of shares covered by the related Option, or portion thereof, surrendered in connection with the exercise of the Stock Appreciation Right. The Exercise Gain Shares shall be subject to the provisions of any Share Retention Agreement that may be required by the Committee under Section 11 of the Plan. In the sole discretion of the Committee, all or part of the payment in respect of a Stock Appreciation Right may be made in cash in lieu of Exercise Gain Shares.

(d)  Termination of Right
     --------------------
     A Stock Appreciation Right shall expire, unless previously exercised or canceled, upon the expiration of the Option to which it relates.

                                     EXHIBIT 10(e), Page 11 of 20


(e)  Effect of Exercise
     ------------------
     A Stock Appreciation Right shall be canceled when, and to the extent that, the related Option is exercised, and an Option shall be canceled when, and to the extent that, the Option is surrendered to the Corporation upon the exercise of a related Stock Appreciation Right.


SECTION 9. RESTRICTED SHARES
---------  -----------------
(a)  General
     -------
     The Committee, in its sole discretion, may from time to time authorize the grant of Restricted Shares to a Participant.
     A certificate or certificates representing the number of Restricted Shares granted shall be registered in the name of the Participant. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph (e) of this Section 9, the certificate or certificates shall be held by the Corporation for the account of the Participant, and the Participant shall have beneficial ownership of the Restricted Shares, including the right to receive dividends on, and the right to vote, the Restricted Shares.

(b)  Restrictions
     ------------
     Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph (e) of this Section 9, Restricted Shares shall be subject to the following restrictions and any additional restrictions that the Committee, in its sole discretion, may from time to time deem desirable in furtherance of the objectives of the Plan:

     (i) the Participant shall not be entitled to receive the certificate or certificates representing the
           Restricted Shares;

     (ii) the Restricted Shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of; and

     (iii) the Restricted Shares may be forfeited immediately as provided in paragraph (d) of this Section 9.

                                     EXHIBIT 10(e), Page 12 of 20


(c)  Distribution of Restricted Shares
     ---------------------------------
     If a Participant to whom Restricted Shares have been granted remains in the continuous employment of the Corporation or a Subsidiary Company during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions applicable to the Restricted Shares shall lapse, and the certificate or certificates representing the shares of Common Stock that were granted to the Participant in the form of Restricted Shares shall be delivered to the Participant.

(d)  Termination of Employment
     -------------------------
     If the employment of a Participant is terminated for any reason other than the Retirement, Disability, or death of the Participant in service before the expiration of the Restriction Period, the Restricted Shares shall be forfeited immediately and all rights of the Participant to such shares shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company. If the Participant's employment is terminated by reason of the Retirement, Disability, or death of the Participant in service before the expiration of the Restriction Period, the number of Restricted Shares held by the Corporation for the Participant's account shall be reduced by the proportion of the Restriction Period remaining after the Participant's termination of employment; the restrictions on the balance of such Restricted Shares shall lapse on the date the Participant's employment terminated; and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to the Participant (or, in the event of the Participant's death, to his Beneficiary).

(e)  Waiver of Restrictions
     ----------------------
     The Committee, in its sole discretion, may waive any or all restrictions with respect to Restricted Shares.


SECTION 10. PERFORMANCE SHARES
----------  ------------------
The Committee, in its sole discretion, may from time to time authorize the grant of Performance Share Units to a Participant. Performance Share Units shall entitle the Participant to Performance Shares (or cash in lieu thereof) upon the achievement of such performance goals as may be established by the Committee at the time of grant for three equally weighted performance criteria: (a) the Corporation's total stockholder return as compared to the S&P 500 Index; (b) the Corporation's operating

                                     EXHIBIT 10(e), Page 13 of 20


ratio; and (c) the Corporation's return on average capital invested. At such time as it is certified by the Committee that the performance goals established by the Committee have been attained or otherwise satisfied, the Committee shall authorize the payment of cash in lieu of Performance Shares or the issuance of Performance Shares registered in the name of the Participant, subject to the provisions of any Share Retention Agreement that may be required by the Committee under Section 11 of the Plan, or both.

If the Participant's employment with the Corporation or a Subsidiary Company is terminated before the end of a Performance Cycle for any reason other than Retirement, Disability, or death, the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Committee, in its sole discretion, may establish guidelines providing that if a Participant's employment is terminated before the end of a Performance Cycle by reason of Disability, or death, the Participant shall be entitled to a prorated payment with respect to any Performance Shares that were being earned during the Performance Cycle. If the Participant's employment is terminated before the end of a Performance Cycle by reason of Retirement, the Participant's rights with respect to any Performance Shares being earned during the Performance Cycle shall, subject to the other provisions of this Section 10, continue as if the Participant's employment had continued through the end of the Performance Cycle.


SECTION 11. SHARE RETENTION AGREEMENTS
----------  --------------------------
(a)  General
     -------
     The Committee, in its sole discretion, may require as a condition of an Award of an Option, Stock Appreciation Right, or Performance Share Unit that the Participant and the Corporation enter into a Share Retention Agreement, which shall provide that the certificate or certificates representing any Exercise Gain Shares or Performance Shares, when issued, shall be held by the Secretary of the Corporation for the benefit of the Participant until such time as the retention period specified by the Share Retention Agreement has expired or has been waived by the Committee, whichever occurs first. Each Share Retention Agreement may include some or all of the terms, conditions and restrictions set forth in paragraphs (b) through (g) of this Section 11.

                                     EXHIBIT 10(e), Page 14 of 20


(b)  Retention Period
     ----------------
     Exercise Gain Shares and Performance Shares that are subject to the Share Retention Agreement may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of within such period of time, of not less than twenty-four (24) months and not more than sixty (60) months following the date of exercise (in the case of Exercise Gain Shares) or the date of issuance (in the case of Performance Shares), as shall be prescribed by the Committee.

(c)  Tax Absorption Payment
     ----------------------
     The Corporation may make a cash payment, either directly to the Participant or on the Participant's behalf, in an amount that the Committee estimates to be equal (after taking into account any Federal and state taxes that the Committee estimates to be applicable to such cash payment) to any additional Federal and state income taxes that are imposed upon the Participant as a result of the issuance of the Exercise Gain Shares or Performance Shares that are subject to the Share Retention Agreement. In determining the amount to be paid pursuant to this paragraph (c), the Committee may adopt such methods and assumptions as it considers appropriate, and it shall not be required to examine the individual tax liability of each Participant who has entered into a Share Retention Agreement.

(d)  Termination of Employment
     -------------------------
     If a Participant's employment with the Corporation or a Subsidiary Company is terminated for any reason other than Retirement, Disability, or death, Exercise Gain Shares or Performance Shares subject to the Share Retention Agreement shall continue to be held, following the Participant's termination of employment, until the expiration of the retention period specified by the Share Retention Agreement. If the Participant's employment is terminated by reason of Retirement or Disability, Exercise Gain Shares and Performance Shares then held subject to the Share Retention Agreement shall continue to be held until the expiration of the applicable retention period following termination of employment, but any such retention period shall cease upon the earlier of the Participant's attainment of age 65 or the expiration of two (2) years after the Participant's Retirement or Disability, if either of those events occurs before the expiration of the applicable retention period.
     If the Participant dies while Exercise Gain Shares or Performance Shares are subject to a retention period under the Share Retention Agreement, such retention period shall expire immediately at the time of death.

                                     EXHIBIT 10(e), Page 15 of 20


(e)  Change in Control
     -----------------
     Upon a Change in Control, the retention periods specified by all Share Retention Agreements shall immediately expire.

     A Change in Control shall occur if:

     (i) any person, other than the Corporation or a Subsidiary Company or any employee benefit plan sponsored by the Corporation or a Subsidiary Company, shall become the beneficial owner of, or obtain voting control over, 20% or more of the Corporation's outstanding Common Stock;

     (ii)  the stockholders of the Corporation shall approve
           (A) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities, or other property, other than a merger of the Corporation in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as immediately before, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Corporation; or

     (iii) there shall have been a change in the composition of the Board of Directors such that within any period of two (2) consecutive years or less individuals who at the beginning of such period constituted such Board, together with any new directors whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the beginning of such period, shall for any reason no longer constitute a majority of the directors of the Corporation.

     If the expiration of a Share Retention Agreement pursuant to this paragraph (e) causes a Participant to be subject to an excise tax under Section 4999 of the Code, or any successor provision thereto (the "Excise Tax"), the Corporation shall make a cash payment, either directly to the Participant or on the Participant's behalf, in an amount that the Committee estimates to be equal (after taking into account any Federal and state taxes, including interest and penalties, that the Committee estimates to be applicable to the additional cash payment) to the additional Excise Tax imposed on the

                                     EXHIBIT 10(e), Page 16 of 20


     Participant as a result of the expiration of the Share Retention Agreement. In determining the amount to be paid pursuant to this subparagraph, the Committee may adopt such methods and assumptions as it considers appropriate, and it shall not be required to examine the individual tax liability of each Participant to whom this subparagraph applies.

(f)  Waiver of Requirements
     ----------------------
     The Committee, in its sole discretion, may waive any or all retention periods or other restrictions in the Share
     Retention Agreement.

(g)  Distribution of Shares
     ----------------------
     The Secretary of the Corporation shall promptly distribute the certificate or certificates representing the Exercise Gain Shares or Performance Shares subject to a Share Retention Agreement upon expiration of the retention period or other termination or waiver of the restrictions under this Section 11.


SECTION 12. DIVIDEND EQUIVALENT PAYMENTS
----------  ----------------------------
The Committee may authorize the immediate or deferred payment of dividend equivalents on some or all of the shares of Common Stock covered by Options or Performance Share Units granted after January 1, 1989, in an amount equal to, and commensurate with, dividends declared by the Board of Directors and paid on Common Stock. Dividend equivalents payable on Option shares or on Performance Share Units under this Section 12 may be paid in cash or in Common Stock at the discretion of the Committee. The
Committee may authorize the immediate payment of dividend equivalents under this Section 12 with respect to any Option for all or some portion of its term by including a specific provision, authorizing such immediate payment, in the Incentive Stock Option Agreement required under Section 6(a) of the Plan or the Non-Qualified Stock Option Agreement required under Section 7 of the Plan. The Committee may authorize the immediate payment of dividend equivalents under this Section 12 with respect to any Performance Share Unit for all or some portion of its term as a term and condition of the Performance Share Unit grant. The Committee also may authorize the deferred payment of dividend equivalents under this Section 12 with respect to any Option for all or some portion of its term by including a specific provision authorizing such deferred payment (including the manner in which such payment will be credited to Optionees and subsequently paid) in the Incentive Stock Option Agreement required under
Section 6(a) of the Plan or the Non-Qualified Stock Option

                                     EXHIBIT 10(e), Page 17 of 20


Agreement required under Section 7 of the Plan. The Committee may authorize the deferred payment of dividend equivalents under this Section 12 with respect to any Performance Share Unit for all or some portion of its term by including a specific provision authorizing such deferred payment (including the manner in which such deferred payment will be credited to Optionees and subsequently paid) as a term and condition of the Performance Share Unit grant.


SECTION 13. CAPITAL ADJUSTMENTS
----------  -------------------
In the event of a recapitalization, stock split, stock dividend, exchange, combination, or reclassification of shares, merger, consolidation, reorganization, or other change in or affecting the capital structure or capital stock of the Corporation, the Board of Directors, upon the recommendation of the Committee, may make appropriate adjustments in the number of shares of Common Stock authorized for the Plan and in the annual limitation imposed by Section 5 of this Plan; and the Committee may make appropriate adjustments in the number of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Stock, or Performance Share Unit grants, and in the Option price of any then outstanding Options, as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants.


SECTION 14. REGULATORY APPROVALS
----------  --------------------
The exercise of each Option and Stock Appreciation Right, and the grant or distribution of Restricted Shares and Performance Shares, shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other tax liabilities, or the listing, registration, or qualification of any shares of Common Stock upon any securities exchange or under any Federal or state law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise, grant, or distribution, then in any such event such exercise, grant, or distribution shall not be effective unless such liabilities have been satisfied or such listing, registration qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation.

                                     EXHIBIT 10(e), Page 18 of 20


SECTION 15. EFFECTIVE DATE AND TERM OF THE PLAN
----------  -----------------------------------
(a)  Effective Date
     --------------
     The Plan, as hereby amended, shall be effective when approved by the Board of Directors, and Options, Stock Appreciation Rights, and Performance Share Units may be granted immediately thereafter; provided, that no Option or Stock Appreciation Right may be exercised and no Restricted Shares or Performance Shares may be granted under the Plan unless and until the Plan, as hereby amended, is approved by the vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of the Corporation, at which a quorum is present, held within twelve (12) months after the date of adoption of the Plan, as hereby amended, by the Board of Directors.

(b)  Term of the Plan
     ----------------
     Awards may be granted from time to time under the terms and conditions of the Plan, but no Incentive Stock Option may be granted after the expiration of ten (10) years from the date of adoption of the Plan, as hereby amended, by the Board of Directors; provided, that any future amendment to the Plan that is approved by the stockholders of the Corporation in the manner provided under paragraph (a) of this Section 15 shall be regarded as creating a new Plan, and an Incentive Stock Option may be granted under such new Plan until the expiration of ten (10) years from the earlier of the approval by the Board of Directors, or the approval by the stockholders of the Corporation, of such new Plan.
     Incentive Stock Options theretofore granted may extend beyond the expiration of that ten-year period, and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired upon the subsequent exercise of an Incentive Stock Option or related Stock Appreciation Right.


SECTION 16. AMENDMENT OR TERMINATION OF THE PLAN
----------  ------------------------------------
The Board of Directors may at any time and from time to time alter or amend, in whole or in part, any or all of the provisions of the Plan, or may at any time suspend or terminate the Plan, provided that no change in any Awards theretofore granted to any Participant may be made which would impair or diminish the rights of the Participant without the Participant's consent, and provided further, that no alteration or amendment may be made without the approval of the holders of a majority of the Common

                                     EXHIBIT 10(e), Page 19 of 20


Stock then outstanding and entitled to vote if such stockholder approval is necessary to comply with the requirements of any rules promulgated under Section 16 of the Securities Exchange Act of 1934 or such other Federal or state laws or regulations as may be applicable.


SECTION 17. MISCELLANEOUS
----------  -------------
(a)  Fractional Shares
     -----------------
     The Corporation shall not be required to issue or deliver any fractional share of Common Stock upon the exercise of an Option or Stock Appreciation Right, the award of Performance Shares, or the payment of a dividend equivalent in Common Stock pursuant to Section 12 of the Plan, but may pay, in lieu thereof, an amount in cash equal to the Fair Market Value of such fractional share.

(b)  Withholding
     -----------
     The Corporation and its Subsidiary Companies shall have the right, to the extent permitted by law, to deduct from any payment of any kind otherwise due to a Participant any Federal, state or local taxes of any kind required by law to be withheld with respect to Awards under the Plan, and to the extent any such withholding requirements are not satisfied, each Participant shall pay to the Corporation any Federal, state or local taxes of any kind required by law to be withheld with respect to Awards under the Plan.

(c)  Stockholder Rights
     ------------------
     No person shall have any rights of a stockholder by virtue of an Option, Stock Appreciation Right, or Performance Share Unit except with respect to shares of Common Stock actually issued to him, and the issuance of shares of Common Stock shall confer no retroactive right to dividends.

(d)  No Contract of Employment
     -------------------------
     This Plan shall not be deemed to be an employment contract between the Corporation or any Subsidiary Company and any Participant or other employee. Nothing contained herein, or in any agreement, certificate or other document evidencing, providing for, or setting forth the terms and conditions applicable to any Awards shall be deemed to confer upon any Participant or other employee a right to continue in the employment of the Corporation or any Subsidiary Company, or to interfere with the right of the Corporation or any Subsidiary Company to terminate the employment of such Participant or employee at any time.

                                     EXHIBIT 10(e), Page 20 of 20


(e)  Unfunded Plan
     -------------
     Except as may otherwise be provided in the Plan, the Plan shall be unfunded. Neither the Corporation nor any Subsidiary Company shall be required to segregate any assets that may be represented by Options, Stock Appreciation Rights, or Performance Share Units, and neither the Corporation nor any Subsidiary Company shall be deemed to be a trustee of any amounts to be paid under an Option, Stock Appreciation Right, or Performance Share Unit. Any liability of the Corporation to pay any Participant or Beneficiary with respect to an Option, Stock Appreciation Right, or Performance Share Unit shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Corporation or a Subsidiary Company.

(f)  Applicable Law
     --------------
     The Plan, its validity, interpretation, and administration, and the rights and obligations of all persons having an interest therein, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except to the extent that such laws may be preempted by Federal law.

(g)  Gender and Number
     -----------------
     Wherever used in the Plan, words in the masculine form shall be deemed to refer to females as well as to males, and words in the singular or plural shall be deemed to refer also to the plural or singular, respectively, as the context may require.